                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2005
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

    Nevada                        333-119632                     43-2053462
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(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida                     33309
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    (Address of principal executive offices)                          (zip code)

Registrant's telephone number, including area code: 954-202-6000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

     On July 12, 2005,  RelationServe  Media,  Inc., a Nevada  corporation  (the
"Company")  issued a press release providing  information  regarding its outlook for the fiscal second  quarter  ending June 30, 2005. The press release is being filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit No.     Exhibits
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        99.1         Press Release dated July 12, 2005.

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                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              RELATIONSERVE MEDIA, INC.

Dated: July 12, 2005                          By: /s/ Mandee Heller Adler
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                                                 Name:  Mandee Heller Adler
                                                 Title: Chief Executive Officer

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